                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                          4 5/8% SENIOR NOTES DUE 2012

                                       OF

                              BOTTLING GROUP, LLC

                           PURSUANT TO THE PROSPECTUS
                            DATED             , 2003

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                , 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT
    ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  DELIVERY TO:

                              JPMORGAN CHASE BANK
                               AS EXCHANGE AGENT

   By Facsimile Transmission        Overnight Courier or by Hand     By Registered or Certified Mail
         (214) 468-6494                 JPMorgan Chase Bank                JPMorgan Chase Bank
(For Eligible Institutions Only)          ITS Bond Events                    ITS Bond Events
                                    2001 Bryan Street, 9th Floor               PO Box 2320
      Confirm by Telephone              Dallas, Texas 75201                Dallas, Texas 75221
         (214) 468-6464
     Attention: Frank Ivins

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering," unless an agent's message is transmitted in lieu hereof, or (iii) if a tender has previously been made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures," unless an agent's message is transmitted in lieu hereof.

     Any beneficial owner whose Old Notes are held in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such holder of Old Notes promptly and instruct such holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to record ownership of the Old Notes in such beneficial owner's name or obtain a properly completed power of attorney from the holder of Old Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete columns (1) through (3) in the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, "Special Issuance Instructions" and "Special Delivery Instructions," and (iii) sign the Letter of Transmittal by completing the box entitled "Holder(s) Sign Here." If only columns (1) through
(3) of the box entitled "Description of Old Notes" are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes who desire to tender their Old Notes for exchange and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." We refer you to Instruction 2.

                       SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
    ALL TENDERING HOLDERS OF 4 5/8% SENIOR NOTES DUE 2012 COMPLETE THE BOX:

------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------------------------
                           (1)                                      (2)                   (3)                    (4)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL AMOUNT
                 NAME(S) AND ADDRESS(ES)                   CERTIFICATE NUMBER(S)                        TENDERED FOR EXCHANGE
         OF REGISTERED HOLDER(S) OF OLD NOTE(S)             (ATTACH SIGNED LIST   AGGREGATE PRINCIPAL   (MUST BE IN INTEGRAL
               (PLEASE FILL IN, IF BLANK)                    IF NECESSARY)(A)        AMOUNT(S)(B)      MULTIPLES OF $1,000)(C)
------------------------------------------------------------------------------------------------------------------------------
                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------
                                                           TOTAL AMOUNT TENDERED
------------------------------------------------------------------------------------------------------------------------------
(A) Need not be completed by book-entry holders.
(B) Unless indicated in the column "Principal Amount Tendered For Exchange," any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount(s)."
(C) The minimum tender is $1,000 principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED OLD NOTES ARE ENCLOSED HEREWITH
[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
     TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER
     FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering
     Institution: --------------------------------------------------
     DTC Account Number: ------------------------------------------------------------
     Transaction Code Number: -------------------------------------------------------
[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY (A COPY OF WHICH IS ENCLOSED HEREWITH) PREVIOUSLY SENT TO
     THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS
     (AS HEREINAFTER DEFINED) ONLY):
     Name(s) of Registered Holder(s): -----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery: ----------------------------
     Window Ticket Number (if
     available): -----------------------------------------------
     Name of Institution which Guaranteed Delivery: ---------------------------------
     If Guaranteed Delivery is to be made by book-entry transfer: ------------------
     Name of Tendering Institution: -------------------------------------------------
     DTC Account Number (if delivered by book-entry transfer): ----------------------
     Transaction code Number: -------------------------------------------------------
[ ]  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO
     BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT SET FORTH
     ABOVE.
[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER WHO WISHES TO RECEIVE 10 ADDITIONAL COPIES
     OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name: --------------------------------------------------------------------------
     Address: -----------------------------------------------------------------------

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

        To be completed ONLY if the New Notes issued in exchange for Old Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

   Issue to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ---------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION NO.
                            OR SOCIAL SECURITY NO.)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

        To be completed ONLY if the New Notes issued in exchange for Old Notes are to be mailed or delivered to someone other than the registered holder of the Old Notes whose name(s) appear(s) above or to such registered holder at an address other than the address shown above.

   Mail or delivered to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ---------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION NO.
                            OR SOCIAL SECURITY NO.)

          ------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to the offer by Bottling Group, LLC, a Delaware limited liability company (the "Company"), and PepsiCo, Inc., a North Carolina corporation ("PepsiCo"), upon the terms and subject to the conditions set forth in the
Prospectus dated           , 2003 (as the same may be amended or supplemented
from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's and PepsiCo's offer (the "Exchange Offer") to exchange up to $1,000,000,000 principal amount of the Company's
4 5/8% Series B Senior Notes due 2012 (the "New Notes") for a like principal amount of its outstanding 4 5/8% Senior Notes due 2012 (the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes indicated above. The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

     The undersigned is the holder (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as a holder of a book-entry interest in the Global Notes representing Old Notes) of all such Old Notes and if the undersigned holds the Old Notes as a nominee for the beneficial owner(s), the undersigned represents that it has received from each beneficial owner of such Old Notes a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of all or any portion of the Old Notes tendered for exchange herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned will have irrevocably sold, assigned, transferred and exchanged, to or upon the order of the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have irrevocably appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company in connection with the Exchange Offer) of such holder of Old Notes with respect to such Old Notes, with full power of substitution, subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to or upon the order of the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms and conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and (ii) that when such Old Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby. The undersigned will comply with its obligations under the Registration Rights Agreement and agrees to all of the terms of the Exchange Offer.

     By tendering old Notes in the Exchange Offer, the undersigned holder represents to the Company and PepsiCo that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby are being acquired in the ordinary course of business, (ii) the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes, (iii) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or PepsiCo or, if it is an affiliate, such holder of Old Notes will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) the undersigned who is not a broker-dealer, represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes, and (v) the undersigned who is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Company and PepsiCo have agreed that, for a period of 180 days after the Expiration Date, the Company will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

     For purposes of the Exchange Offer, the Company will be deemed to have accepted properly tendered Old Notes, when and if the Company gives oral (promptly confirmed in writing) or written notice of the acceptance to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. We refer you to "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus.

     The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned, the Company and PepsiCo upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" above, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at the Book-Entry Transfer Facility. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown above.

     The undersigned recognizes that the Exchange Offer is subject to the terms of the Registration Rights Agreement among the Company, PepsiCo and the Initial Purchasers and customary conditions as set forth in the section of the Prospectus entitled "The Exchange Offer -- Conditions to the Exchange Offer."

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                              HOLDER(S) SIGN HERE

                                  SIGNATURE(S)

Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) for the Old Notes tendered hereby or on a security position listing or by person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the signer's full title. (We refer you to Instruction 6.)

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date:
------------------------, 2003
Name(s): -------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title): ------------------

--------------------------------------------------------------------------------
Address: -------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number(s): (   )
----------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1) Authorized Signature: ------------------
Name and Title: ------------------
Name of Firm: ------------------
                                 (PLEASE PRINT)
Address: ------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Numbers: (   )
-------------------------------------------------------------------------------

Dated:
------------------------, 2003

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an institution (an "Eligible Institution") which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following Recognized Signature Guarantee Programs:

          a.  The Securities Transfer Agents Medallion Program (STAMP)

          b.  The New York Stock Exchange Medallion Signature Program (MSP)

          c.  The Stock Exchange Medallion Program (SEMP)

     Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility, pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering," unless an agent's message is transmitted in lieu hereof, or (iii) if a tender has previously been made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures," unless an agent's message is transmitted in lieu hereof. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering -- DTC Participants" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates for all physically tendered Old Notes or any timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof or agent's message in lieu thereof), together with any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available; (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmittal, mail or hand delivery), setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes (unless tender is to be made by book-entry transfer) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) for all physically tendered Old Notes, in proper form for transmittal, together with a properly completed and duly executed Letter of Transmittal, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile hereof or an agent's message in lieu thereof), and all other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) the certificate(s) for all physically tendered Old Notes or a Book-Entry Confirmation and all other documents referred to in clause (b) above are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE ELIGIBLE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), or any agent's message in lieu thereof, waive any right to receive notice of the acceptance of their Old Notes for exchange.

     3. Inadequate Space. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate number(s) and/or the aggregate principal amount(s) of the Old Notes being tendered and/or the principal amount tendered for exchange should be listed on a separate signed schedule affixed hereto.

     4. Withdrawals. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of a written or facsimile transmission notice of withdrawal to the Exchange Agent at the address or the facsimile number set forth on the cover of this Letter of Transmittal or by compliance with the appropriate procedures of DTC's ATOP system. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn; (ii) identify the Old Notes to be withdrawn (including the certificate number(s) unless tendered by book-entry transfer), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees); and (iv) if Old Notes have been tendered pursuant to book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by any method of delivery described in this section.

     All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in the Company's discretion, after consulting with PepsiCo, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal. Properly withdrawn Old Notes will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes held by any holder, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange of Old Notes represented by a certificate, a new certificate, for the remainder of the principal amount of the Old Notes, will be sent to such holder of Old Notes as promptly as practicable after the expiration or termination of the Exchange Offer. All Old Notes represented by a certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     6.  Signatures on this Letter of Transmittal, Assignment and Endorsements.

     (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) of the holder written on the face of the certificate representing tendered Old Notes or as recorded in the records of the Book-Entry Transfer Facility, as the case may be, without alteration, enlargement or any change whatsoever.

     (b) If tendered Old Notes are owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Old Notes are owned in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and as many necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder(s) of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or powers of attorney are required unless the New Notes are to be issued in the name of a person other than the holder(s). Signatures on such certificates representing such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of such person's authority to so act must be submitted with this Letter of Transmittal.

     (f) If this Letter of Transmittal is signed by a person or persons other than the holder of Old Notes listed herein, this Letter of Transmittal must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the holders that appear on the face of the certificate representing tendered Old Notes or on the security position listing maintained by DTC, as the case may be. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. Transfer Taxes. Holders who tender their Old Notes will not be obligated to pay transfer taxes, if any, in connection therewith unless tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal or any transfer tax is imposed for any reason other than the exchange of Old Notes in the Exchange Offer. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. Special Issuance and Delivery Instructions. If the New Notes are to be issued to someone other than the registered holder of Old Notes or sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company, at the Company's discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to reject any particular Old Notes the acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in the Company's discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, PepsiCo, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

     10. Taxpayer Identification Number. The Company or its agent may be required to withhold (currently at a rate up to 30%) the amount of any reportable payment made with respect to the Old Notes or the New Notes following the Exchange Offer (the "Notes"). In order to avoid withholding, United States federal income tax law generally requires that a holder of the Notes must provide the Company or its agent with (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or (ii) in the case of certain exempt foreign persons, the appropriate Form W-8 as discussed below. If a holder does not provide the Company or its agent with its current TIN, such holder may be subject to a

$50 penalty imposed by the Internal Revenue Service (the "IRS"). If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of the Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Certain foreign persons can qualify for this exemption by submitting a properly completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or Form W-8ECI, Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. A Form W-8BEN or Form W-8ECI may be obtained from the Exchange Agent.

     To prevent backup withholding on the amount of any reportable payment made with respect to the Notes, each holder of the Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for instructions on applying for a TIN and write "applied for" in lieu of its TIN in
Part 1 of the Substitute Form W-9. Note: writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. In such case, JPMorgan Chase Bank acting as the Paying Agent (the "Paying Agent") will retain 30% of any reportable payment made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Paying Agent with its TIN within sixty (60) days of the Substitute Form W-9, the Paying Agent will remit any such amount retained during such sixty (60) day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Paying Agent within such sixty (60) day period, the Paying Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold a portion (not to exceed 30% or such reduced amount as is then applicable) of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Paying Agent.

     11. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus at its discretion, after consulting with PepsiCo.

     12. Mutilated, Lost, Stolen or Destroyed Old Notes. If any certificates representing Old Notes have been mutilated, lost, stolen or destroyed, the holder should promptly contact the Exchange Agent at the address listed below for further instructions:

                              JPMorgan Chase Bank
                                ITS Bond Events
                          2001 Bryan Street, 9th Floor
                              Dallas, Texas 75201

     13. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

     14. Incorporation of Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP system by any participant in DTC on behalf of itself and the beneficial owners of any Old Notes so tendered.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE), OR AN AGENT'S MESSAGE IN LIEU THEREOF, TOGETHER WITH CERTIFICATES OR BOOK-ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     To prevent backup withholding on the amount of any reportable payment made with respect to the Notes, the holder is required to give the Exchange Agent the social security number or employer identification number of the holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification.

--------------------------------------------------------------------------------------------------------------------
                                         PAYER'S NAME: JPMORGAN CHASE BANK
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   PART 1: TAXPAYER IDENTIFICATION NUMBER                 TIN: ------------------------
FORM W-9                     ("TIN") -- For all Accounts enter TIN in the box at       (Social Security Number
                             right. (For most individuals, this is your social               or Employer
DEPARTMENT OF THE            security number. For sole proprietors or resident          Identification Number)
TREASURY INTERNAL            aliens, see the W-9 Guidelines. For other entities,       (If awaiting TIN, write
REVENUE SERVICE              enter your Employer Identification Number. If you              "Applied For")
                             do not have a number, see Obtaining a Number in the
                             enclosed W-9 Guidelines). Certify by signing and
                             dating below.
                             Note: If the account is in more than one name, see
                             chart in the enclosed W-9 Guidelines to determine
                             which number to give the payer.
                             ---------------------------------------------------------------------------------------
                             PART 2: For payees exempt from backup withholding, see the enclosed W-9 Guidelines and
PAYOR'S REQUEST              complete as instructed therein.
FOR TAXPAYER
IDENTIFICATION NUMBER        Certification -- Under penalties of perjury, I certify that:
                             (1) the number shown on this form is my correct TIN (or I am awaiting for a number to be issued to me), and
                             (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the
                                 "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                             (3) I am a U.S. person (including a U.S. resident alien).
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not subject to backup withholding, do not cross out item (2).
                             The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                             ---------------------------------------------------------------------------------------
                             PART 3: CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
                             PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE

                             SIGNATURE: -------------------------------------  DATE: ------------------------
                             --------------------------------------------------------------------------------
                                                               NAME (PLEASE PRINT)
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ANY AMOUNT PAID TO YOU IN CONNECTION WITH THE NOTES. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion (not to exceed 30%) of all reportable payments made to me on account of the Notes will be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and a portion (not to exceed 30%) of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE
------------------------------------------------------------------  DATE
---------------------------

---------------------------------------------------------------------------
                    NAME (PLEASE PRINT)